#00232405 – HMS Prospectus Supplement
Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136
Homestead Funds, Inc.

Supplement Dated July , 2019
to the Prospectus Dated May 1, 2019

This supplement revises certain information regarding the Stock Index Fund (the "Fund"), a series of Homestead Funds, Inc., contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds, Inc.'s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective July 1, 2019, the management fee charged by the S&P 500 Index Master Portfolio is reduced from 0.04% to 0.01%. Accordingly, the sub-sections entitled "Fees and Expenses" and "Expense Example" within the section "Fund Summaries – Stock Index Fund" on page 16 of Prospectus are replaced in their entirety with the following:

Fees and Expenses
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (a) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (b)	0.01%
Other Expenses
Administrative Expenses	0.25%
Other Fund Expenses	0.27%
Total Other Expenses	0.52%
Total Annual Fund Operating Expenses (a)	0.53%
(a)	Expenses shown in this table and used in the example reflect expenses of both the Stock Index Fund and the Stock Index Fund's share of allocated expenses of the Master Portfolio (as defined below).
(b)	Management Fees have been restated to reflect current fees.

Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$54	$170	$297	$667